                          ANNUAL REPORT / JULY 31 2000

                        AIM INTERMEDIATE GOVERNMENT FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]


                     -------------------------------------

                              FOURTH OF JULY, 1916

                           BY FREDERICK CHILDE HASSAM

           HASSAM WAS AN AMERICAN IMPRESSIONIST PAINTER FAMOUS FOR HIS

          LUMINOUS PAINTINGS OF FLAGS AND NEW YORK STREET SCENES. THIS

           VIBRANT PAINTING DEPICTS A PARADE ROUTE OF FIFTH AVENUE IN

          1916, BEFORE THE U.S. ENTRY INTO WORLD WAR I. HASSAM CAPTURES

               THE PATRIOTIC FERVOR OF THE DAY AND THE BURGEONING

                        STRENGTH OF THE AMERICAN SPIRIT.

                     -------------------------------------

AIM Intermediate Government Fund is for shareholders who seek a high level of current income and relative price stability.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM Intermediate Government Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o Since our last report to you, the fund's fiscal year-end was changed from December 31 to July 31. Certain information in the financial pages of this report and information concerning fund distributions are for the period 12/31/99 - 7/31/00. The portfolio managers' discussion and the performance information presented are for the period 7/31/99 - 7/31/00.
o For the seven-month period ended 7/31/00, the fund paid distributions of $0.336 per Class A share and $0.294 per Class B and Class C share.
o The fund's cumulative returns at net asset value for the seven-month period ended 7/31/00 were as follows: Class A shares, 3.55%; Class B shares, 3.05%; Class C shares, 3.18%.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Intermediate Government Bond Index, which is generally considered representative of intermediate U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF       and a telephone. At the time, Bob Graham, Gary Crum and I
    Charles T.      had the idea of creating a mutual fund company that put
      Bauer,        people first. Our slogan, "people are the product," means
   Chairman of      that people--our employees and our investors--are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more than
   APPEARS HERE]    eight million investors, with $176 billion in assets under management. Over that time, the industry as a whole has
    [PHOTO OF       grown from $51 billion in assets to more than $7 trillion
     Robert H.      today. I never dreamed we would see such phenomenal growth.
      Graham        You are the main reason for our success, and I want you to
   APPEARS HERE]    know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND PROVIDES INCOME, SAFE HAVEN FROM VOLATILE MARKET CONDITIONS

THE LAST YEAR HAS BEEN CHALLENGING AND VOLATILE IN THE MARKETS. HOW DID AIM INTERMEDIATE GOVERNMENT FUND PERFORM IN THESE CONDITIONS?
With topsy-turvy market conditions, some government markets, particularly Treasuries, were out of favor in 1999 and big winners in 2000. The fund's total annual return for the year ended 7/31/00, excluding sales charges, was 4.36% for Class A shares, 3.51% for Class B shares and 3.63% for Class C shares. These figures show a favorable government fixed-income environment throughout most of 2000. For instance, for the six months ended June 30, 2000, the fund posted returns of 2.99% for Class A shares, 2.56% for Class B shares and 2.57% for Class C shares. Most major equity indexes, by contrast, couldn't even post positive gains for that period. Evidence, once again, that a well-diversified portfolio is important.

WHAT WERE THE MAJOR FACTORS INFLUENCING FIXED-INCOME SECURITIES DURING THE REPORTING PERIOD?
Throughout much of the year, a tight labor market, signs of rising inflation and persistently robust economic growth applied downward pressure on bond prices in many fixed-income sectors. These economic conditions led the Federal Reserve Board (the Fed) to raise interest rates six times since last summer. The last three rate hikes came after the new year with two 25-basis-point increases (a basis point is one one-hundredth of a percentage point) in the first quarter, followed by a 50-basis-point increase in May--the largest in more than five years. Market observers, however, blew a collective sigh of relief when the Fed, seeing signs that the economy was slowing, decided not to raise interest rates again in June and perhaps not in the foreseeable future.

HOW DID GOVERNMENT MARKETS FARE DURING THE PERIOD?
Truly the, tale of two different Treasury markets, Treasury issues endured one of their worst 12-month periods in 1999 as yields rose to nearly a two-year high. Thus far, however, 2000 has brought a reversal of fortune, as many Treasury issues have outperformed almost all bond and equity sectors. The 30-year Treasury bond in particular has had a stellar year, providing one of the strongest total returns of any security.
    Beyond investor flight from a volatile stock market, the government bond market was buoyed by a unique situation. In January, the Treasury announced its intention to buy back $30 billion in Treasury securities and perhaps to cease issuing 30-year Treasury bonds in the not-too-distant future. This (among other factors) literally turned the Treasury market upside down, or in bond parlance, inverted the Treasury yield curve. The curve--a graph of Treasury security yields from three months to 30 years--under normal conditions slopes upward, with short-term yields lower than longer-term yields. With an inverted curve, however, short-term Treasuries actually yield more than longer-term ones.
    In this atypical inversion of the curve, long-maturity bonds significantly outper-

--------------------------------------------------------------------------------

                                    [IMAGE]

GOVERNMENT-SPONSORED ENTERPRISES' "IMPLIED" GOVERNMENT GUARANTEE QUESTIONED

Government-Sponsored Enterprises (GSEs), organizations like the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), made headlines this spring. Despite being shareholder-owned, Freddie and Fannie operate under federal charters that help ensure that lenders such as banks and savings and loans have enough money to make new loans and to keep mortgage rates affordable. Those same federal charters, however, exempt them from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied" government guarantee has been called into question by some of their competitors, as well as Representative Richard Baker (R-LA.), who has sponsored a bill to remove their lines of credit with the Treasury. This debate resulted in considerable yield-spread volatility between agency and Treasury debt during the first part of the year. As the wheels of government tend to move slowly, this GSE debate will likely not be resolved soon.

--------------------------------------------------------------------------------


          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


formed shorter- and intermediate-maturity issues during the first quarter. For instance, during the first quarter, the yield on the 30-year Treasury bond fell 64 basis points, whereas the yield in the intermediate section of the curve fell only 20 to 30 basis points. Through the first half of the second quarter, Treasury yields started to increase and yield spreads narrowed between mortgages and Treasuries. In June, with signs that the economy might be slowing and the possibility that the Fed wouldn't increase rates again at its meeting that month, Treasury yields fell across most maturity spectrums. The most dramatic drops were in shorter to intermediate maturities.
    While longer-maturity Treasury yields were going mostly lower, the yield spread between Treasuries and comparable maturity agency bonds became quite volatile as the "implied" government guarantee of Government Sponsored Enterprises came under fire (please see sidebar). After the Treasury buyback was announced, investors sought high-quality liquid alternatives to Treasuries and bought agencies. So in late January and February, the spread between agencies and comparable-maturity Treasuries narrowed. For instance, the 10-year agency note traded at only 53 basis points to Treasuries. In March, however, the Treasury announced that it may limit backing of GSEs -- this sent spreads the other direction to near-historic wides. In early April, 10-year agency notes were trading at more than 124 basis points to their Treasury counterparts. By June, however, agency debenture yields started to decline, narrowing somewhat their spread over Treasuries.

WHAT IS THE FUND'S STRATEGY AND PRESENT ASSET ALLOCATION?
During the reporting period, the fund increased its allocation to mortgage bonds. Once falling Treasury yields were reflected in the market, the yield spread widened between Treasuries and mortgages. We viewed this widening as an opportunity to move assets into higher-yielding issues that would also provide relative stability. This proved quite positive for the fund, as mortgage-backed securities were one of the best-performing sectors during the reporting period.
    Also, as the GSE issue became news, yields in the agency market increased dramatically. This yield increase, of course, drove down prices, leading to some attractive agency-bond buying opportunities for the fund in the second quarter.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The outlook for fixed-income markets depends largely on what the economy does in the coming months. Has the Fed with its string of rate hikes orchestrated the proverbial "soft landing"--a gradual slowing of the economy, which would prevent inflation and avoid economic distress? A string of recent statistical releases suggests that the pace of economic activity is indeed slowing. Beyond interest-rate speculation, government-security weighted funds will have to wait and see if legislative changes might affect the regulatory treatment of government-sponsored agencies.
    Thus far, Y2K has proven very favorable for government markets. While we certainly would not suggest that government bonds could continue to outperform major equity market indexes, it does reinforce the argument that bonds belong in a well-diversified portfolio. Going forward, we believe that the fund is positioned to provide shareholders with the stability and income they have come to expect.

--------------------------------------------------------------------------------
IMPORTANT NEWS ABOUT YOUR FUND
Since our last report to you, your fund's fiscal year-end was changed from December 31 to July 31. Going forward, you will receive an annual report dated July 31 and a semiannual report dated January 31 each year.
    In addition, during the fiscal year covered by this report, shareholders voted on several proposals made in a proxy solicitation. Details concerning these proxy votes will be found in the financial pages of this report.
================================================================================

PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets

================================================================================
          [PIE CHART]

CASH EQUIVALENTS               7%

U.S. AGENCY OBLIGATIONS       15%

U.S. TREASURY OBLIGATIONS     14%

MORTGAGE OBLIGATIONS          64%
--------------------------------------------------------------------------------
AVERAGE COUPON              7.58%

AVERAGE MATURITY            5.38 YEARS

AVERAGE DURATION            3.45 YEARS
================================================================================


          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERMEDIATE GOVERNMENT FUND VS. BENCHMARK INDEX
3/31/87 - 7/31/00

================================================================================
                                                      LEHMAN
             AIM INTERMEDIATE GOVERNMENT      INTERMEDIATE GOVERNMENT
                FUND, CLASS A SHARES                 BOND INDEX
--------------------------------------------------------------------------------
4/87                   9,978                           9,978
7/88                  10,369                          10,822
7/89                  11,344                          12,028
7/90                  12,293                          13,053
7/91                  13,517                          14,656
7/92                  15,143                          16,367
7/93                  16,267                          17,707
7/94                  16,146                          17,870
7/95                  17,448                          19,368
7/96                  18,281                          20,375
7/97                  20,057                          22,124
7/98                  21,484                          24,082
7/99                  21,816                          24,591
7/00                  22,766                          25,861

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  10 Years                            5.84%
  5 Years                             4.44
  1 Year                             -0.63*
  *4.36%, excluding sales charges

CLASS B SHARES
  Inception (9/7/93)                  3.91%
  5 Years                             4.35
  1 Year                             -1.38*
  *3.51%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                  3.80%
  1 Year                              2.66*
  *3.63%, excluding CDSC

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, -1.27%; five years, 4.29%; 10 years, 5.93%, Class B shares, one year, -2.05%; five years, 4.19%; inception (9/7/93), 3.88%. Class C shares, one year, 1.85%; inception (8/4/97), 3.71%.
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERENT SALES-CHARGE STRUCTURES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND A DESCRIPTION OF THE INDEX CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.
================================================================================

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to a benchmark index. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Intermediate Government Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect you investment's return.


                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / FOR CONSIDERATION

WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?
    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years.
    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.

WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same. High-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa.
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, now technologies, government intervention or changes in macroeconomic variables such as oil prices.

UNRATED BONDS
The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

================================================================================
MOODY'S                             DEFINITION                              S&P
--------------------------------------------------------------------------------
                                INVESTMENT-GRADE

Aaa Bonds of the highest quality, with the lowest degree of                 AAA
    long-term investment risk. Issuer's ability to repay is very high.

Aa  Bonds of high quality with slightly greater long-term investment risk.  AA

A   Bonds with favorable investment attributes but elements making them     A
    more susceptible to adversity.

Baa Medium-grade bonds that are currently secure but possibly unreliable    BBB
    over time.

                              NON-INVESTMENT-GRADE
                              (High-Yield or Junk)

Ba  Bonds with speculative elements that make them not well-safeguarded     BB
    and uncertain.

B   Bonds with low long-term assurance of payment.                          B

Caa Bonds of poor standing that may be in default or in danger of default.  CCC

Ca  Bonds of highly speculative quality that are often in default.          CC

C   Lowest-rated bonds with poor prospects of ever being upgraded to        C
    investment standing.

-   Bonds in default. Issuer cannot repay.                                  D

Your fund's prospectus and statement of additional information show the maximum percentage, if any, that your fund can invest in non-investment grade bonds.
================================================================================


                        AIM INTERMEDIATE GOVERNMENT FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-78.83%
FEDERAL FARM CREDIT BANK-0.16%
Debentures,
  6.15%, 09/01/00                   $   700,000   $    699,776
--------------------------------------------------------------
FEDERAL HOME LOAN BANK-6.27%
Debentures,
  7.31%, 07/06/01                     4,000,000      4,008,880
--------------------------------------------------------------
  7.13%, 11/15/01                    10,000,000     10,006,200
--------------------------------------------------------------
  7.36%, 07/01/04                     2,800,000      2,834,384
--------------------------------------------------------------
  8.00%, 05/24/05                     4,140,000      4,167,200
--------------------------------------------------------------
  8.10%, 05/24/05                     6,060,000      6,113,328
--------------------------------------------------------------
                                                    27,129,992
--------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-21.25%
Pass through certificates,
  6.50%, 07/01/01 to 01/01/28         6,557,413      6,285,655
--------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25         2,933,806      3,053,040
--------------------------------------------------------------
  8.00%, 07/01/06 to 01/01/30        56,608,266     57,008,115
--------------------------------------------------------------
  8.50%, 07/01/07 to 12/01/26        10,215,323     10,486,327
--------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21        1,011,930      1,095,779
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11           890,436        878,943
--------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20        6,650,471      7,094,611
--------------------------------------------------------------
  12.00%, 02/01/13                       12,167         13,726
--------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25         5,771,278      6,075,378
--------------------------------------------------------------
                                                    91,991,574
--------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-37.23%
Debentures,
  7.25%, 01/15/10                     9,500,000      9,589,300
--------------------------------------------------------------
  8.25%, 12/18/00                     5,000,000      5,028,350
--------------------------------------------------------------
  7.50%, 02/11/02                     9,000,000      9,071,640
--------------------------------------------------------------
  7.13%, 03/15/07                     9,110,000      9,151,359
--------------------------------------------------------------
Medium term notes,
  7.57%, 04/06/04                     5,000,000      4,994,050
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ("FNMA")-(CONTINUED)
Pass through certificates,
  8.50%, 01/01/07 to 11/01/26       $49,327,003   $ 50,205,566
--------------------------------------------------------------
  8.00%, 05/01/10 to 02/01/30        39,301,008     39,585,062
--------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27        12,538,282     12,494,043
--------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12         6,392,562      6,299,979
--------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28         7,387,049      7,195,757
--------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24            70,082         65,249
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22         1,141,977      1,191,456
--------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21        5,802,013      6,277,530
--------------------------------------------------------------
                                                   161,149,341
--------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-13.92%
Pass through certificates,
  6.00%, 10/15/08 to 11/15/08           394,900        379,104
--------------------------------------------------------------
  6.50%, 10/15/08                       348,625        341,760
--------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28        15,062,396     14,708,850
--------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21           955,537        996,787
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         3,368,017      3,502,407
--------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24        7,097,426      7,602,534
--------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15           59,880         65,534
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15          200,157        233,119
--------------------------------------------------------------
  12.50%, 11/15/10                       80,034         90,813
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15          218,048        249,878
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15          338,107        380,274
--------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16           80,586         87,606
--------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27        25,218,157     25,604,943
--------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28         6,047,207      6,017,444
--------------------------------------------------------------
                                                    60,261,053
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $347,049,196)                                341,231,736
--------------------------------------------------------------
U.S. TREASURY SECURITIES-14.17%
U.S. TREASURY NOTES-7.22%
  7.50%, 02/15/05                    20,000,000     20,991,600
--------------------------------------------------------------
  6.75%, 05/15/05(a)                 10,000,000     10,248,400
--------------------------------------------------------------
                                                    31,240,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY BONDS-5.06%
  7.50%, 11/15/16                   $ 5,500,000   $  6,270,605
--------------------------------------------------------------
  7.25%, 08/15/22                     1,100,000      1,252,944
--------------------------------------------------------------
  6.25%, 05/15/30                    13,500,000     14,383,845
--------------------------------------------------------------
                                                    21,907,394
--------------------------------------------------------------
U.S. TREASURY STRIPS-1.89%(b)
  6.61%, 05/15/06                     8,000,000      5,623,440
--------------------------------------------------------------
  6.78%, 11/15/18                     7,750,000      2,582,223
--------------------------------------------------------------
                                                     8,205,663
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $60,594,157)                            61,353,057
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENTS-8.81%(c)
Bank of America Securities, 3.15%,
  01/03/00 (Cost $38,138,868)(d)    $38,138,868   $ 38,138,868
--------------------------------------------------------------
TOTAL INVESTMENTS-101.81% (Cost
  $445,782,221)                                    440,723,661
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.81%)                                    (7,849,460)
--------------------------------------------------------------
NET ASSETS-100.00%                                $432,874,201
==============================================================

Investment Abbreviations:

STRIPS - Separately Traded Interest and Principal Security

Notes to Schedule of Investments:

(a)Principal amount has been deposited in escrow with custodian as collateral for reverse repurchase agreements outstanding at 07/31/00.
(b)STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d)Joint repurchase agreement entered into 07/31/00 with a maturing value of $750,138,333 and collateralized by U.S. Government obligations.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-80.21%
FEDERAL FARM CREDIT BANK-0.16%
Debentures,
  6.15%, 09/01/00                   $   700,000   $    699,440
--------------------------------------------------------------
FEDERAL HOME LOAN BANK-6.22%
Debentures,
  7.31%, 07/06/01                     4,000,000      4,007,160
--------------------------------------------------------------
  7.13%, 11/15/01                    10,000,000      9,997,900
--------------------------------------------------------------
  7.36%, 07/01/04                     2,800,000      2,829,820
--------------------------------------------------------------
  8.00%, 05/24/05                     4,140,000      4,182,683
--------------------------------------------------------------
  8.10%, 05/24/05                     6,060,000      6,136,053
--------------------------------------------------------------
                                                    27,153,616
--------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-23.53%
Debentures,
  6.45%, 04/29/09                    10,000,000      9,327,400
--------------------------------------------------------------
Pass through certificates,
  6.50%, 07/01/01 to 01/01/28         6,665,632      6,378,045
--------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25         3,009,612      3,130,339
--------------------------------------------------------------
  8.00%, 07/01/06 to 01/01/30        57,157,008     57,597,731
--------------------------------------------------------------
  8.50%, 07/01/07 to 12/01/26        10,405,944     10,701,653
--------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21        1,027,806      1,112,085
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11           897,927        885,771
--------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20        6,739,406      7,200,291
--------------------------------------------------------------
  12.00%, 02/01/13                       13,638         15,364
--------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25         5,953,604      6,278,507
--------------------------------------------------------------
                                                   102,627,186
--------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-36.25%
Debentures,
  8.25%, 12/18/00                     5,000,000      5,039,800
--------------------------------------------------------------
  7.50%, 02/11/02                     9,000,000      9,069,120
--------------------------------------------------------------
  6.63%, 04/15/02                     5,000,000      4,977,200
--------------------------------------------------------------
  7.13%, 03/15/07                     9,110,000      9,136,510
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ("FNMA")-(CONTINUED)
Medium term notes,
  7.57%, 04/06/04                   $ 5,000,000   $  5,000,100
--------------------------------------------------------------
Pass through certificates,
  8.50%, 01/01/07 to 11/01/26        49,893,193     50,875,102
--------------------------------------------------------------
  8.00%, 05/01/10 to 02/01/30        39,691,478     39,995,051
--------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27        12,734,066     12,679,834
--------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12         6,471,311      6,373,523
--------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28         7,447,241      7,244,814
--------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24            70,631         65,529
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22         1,157,065      1,209,360
--------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21        5,919,270      6,415,476
--------------------------------------------------------------
                                                   158,081,419
--------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-14.05%
Pass through certificates,
  6.00%, 10/15/08 to 11/15/08           398,585        382,267
--------------------------------------------------------------
  6.50%, 10/15/08                       357,347        349,865
--------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28        15,271,970     14,917,912
--------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21           968,782      1,013,631
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         3,438,173      3,584,013
--------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24        7,270,160      7,785,116
--------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15           61,608         67,406
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15          209,850        244,340
--------------------------------------------------------------
  12.50%, 11/15/10                       80,512         91,330
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15          218,554        250,389
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15          342,187        384,758
--------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16           80,773         87,784
--------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27        25,643,358     26,084,065
--------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28         6,054,273      6,032,045
--------------------------------------------------------------
                                                    61,274,921
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $356,126,161)                                349,836,582
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY SECURITIES-10.41%
U.S. TREASURY NOTES-4.81%
  7.50%, 02/15/05                   $20,000,000   $ 20,977,800
--------------------------------------------------------------
U.S. TREASURY BONDS-3.75%
  7.50%, 11/15/16                     5,500,000      6,199,380
--------------------------------------------------------------
  7.25%, 08/15/22                     1,100,000      1,235,421
--------------------------------------------------------------
  6.25%, 05/15/30                     8,500,000      8,923,045
--------------------------------------------------------------
                                                    16,357,846
--------------------------------------------------------------
U.S. TREASURY STRIPS-1.85%(a)
  6.61%, 05/15/06                     8,000,000      5,595,520
--------------------------------------------------------------
  6.78%, 11/15/18                     7,750,000      2,487,053
--------------------------------------------------------------
                                                     8,082,573
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $45,052,298)                            45,418,219
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT-7.82%(b)
UBS Warburg, 6.85%, 07/03/00 (Cost
  $34,086,602)(c)                   $34,086,602   $ 34,086,602
--------------------------------------------------------------
TOTAL INVESTMENTS-98.44% (Cost
  $435,265,061)                                    429,341,403
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.56%                                  6,793,676
--------------------------------------------------------------
NET ASSETS-100.00%                                $436,135,079
==============================================================

Abbreviations:

STRIPS - Separately Traded Registered Interest and Principal Security

Notes to Schedule of Investments:

(a)STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c)Joint repurchase agreement entered into 06/30/00 with a maturing value of $250,142,708 and collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                               JUNE 30,
                                                                JULY 31,         2000
                                                                  2000       (UNAUDITED)
                                                              ------------   ------------
ASSETS:
Investments, at market value (cost $445,782,221 and
  $435,265,061, respectively)                                 $440,723,661   $429,341,403
-----------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                               1,126,802      6,312,913
-----------------------------------------------------------------------------------------
  Interest                                                       4,537,057      4,189,265
-----------------------------------------------------------------------------------------
  Principal paydowns                                               229,042        149,558
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                           44,645         43,202
-----------------------------------------------------------------------------------------
Other assets                                                        73,903          9,322
-----------------------------------------------------------------------------------------
    Total assets                                               446,735,110    440,045,663
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                         2,237,973      2,610,674
-----------------------------------------------------------------------------------------
  Dividends                                                        631,114        624,097
-----------------------------------------------------------------------------------------
  Reverse repurchase agreements                                 10,387,500             --
-----------------------------------------------------------------------------------------
  Interest expense                                                   6,261             --
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                        44,645         43,202
-----------------------------------------------------------------------------------------
Accrued advisory fees                                              160,597        157,593
-----------------------------------------------------------------------------------------
Accrued administrative services fees                                 9,013          8,678
-----------------------------------------------------------------------------------------
Accrued distribution fees                                          264,692        402,500
-----------------------------------------------------------------------------------------
Accrued trustees' fees                                                 921          2,154
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                         51,549         55,200
-----------------------------------------------------------------------------------------
Accrued operating expenses                                          66,644          6,486
-----------------------------------------------------------------------------------------
    Total liabilities                                           13,860,909      3,910,584
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $432,874,201   $436,135,079
=========================================================================================
NET ASSETS:
Class A                                                       $221,636,262   $223,090,975
=========================================================================================
Class B                                                       $177,031,878   $178,738,656
=========================================================================================
Class C                                                       $ 34,206,061   $ 34,305,448
=========================================================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                         25,258,561     25,429,238
=========================================================================================
Class B                                                         20,131,968     20,330,912
=========================================================================================
Class C                                                          3,902,004      3,914,233
=========================================================================================
Class A:
  Net asset value and redemption price per share              $       8.77   $       8.77
-----------------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value divided by 95.25%)                       $       9.21   $       9.21
=========================================================================================
Class B:
  Net asset value and offering price per share                $       8.79   $       8.79
=========================================================================================
Class C:
  Net asset value and offering price per share                $       8.77   $       8.76
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                                             SIX MONTHS
                                                              SEVEN MONTHS      ENDED          YEAR
                                                                 ENDED        JUNE 30,        ENDED
                                                                JULY 31,        2000       DECEMBER 31,
                                                                  2000       (UNAUDITED)       1999
                                                              ------------   -----------   ------------
INVESTMENT INCOME:
Interest                                                      $18,958,479    $16,195,011   $ 39,664,653
-------------------------------------------------------------------------------------------------------
Dividends - affiliated issuers                                  1,419,678      1,419,678      1,139,420
-------------------------------------------------------------------------------------------------------
    Total investment income                                    20,378,157     17,614,689     40,804,073
-------------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                   1,153,654        993,057      2,310,621
-------------------------------------------------------------------------------------------------------
Administrative services fee                                        63,465         54,453         97,900
-------------------------------------------------------------------------------------------------------
Custodian fees                                                     45,311         39,978         68,252
-------------------------------------------------------------------------------------------------------
Distribution fees - Class A                                       318,066        270,752        622,422
-------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                     1,118,113        967,895      2,414,889
-------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                       202,776        174,108        411,484
-------------------------------------------------------------------------------------------------------
Interest                                                          699,935        677,466        984,822
-------------------------------------------------------------------------------------------------------
Transfer agent fees - Class A                                     215,029        185,747        318,908
-------------------------------------------------------------------------------------------------------
Transfer agent fees - Class B                                     203,030        178,299        341,419
-------------------------------------------------------------------------------------------------------
Transfer agent fees - Class C                                      36,818         32,079         59,001
-------------------------------------------------------------------------------------------------------
Trustee's fees                                                      4,499          3,927         10,971
-------------------------------------------------------------------------------------------------------
Other                                                             177,472        159,325        255,687
-------------------------------------------------------------------------------------------------------
    Total expenses                                              4,238,168      3,737,086      7,896,376
-------------------------------------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (3,009)        (2,440)        (6,776)
-------------------------------------------------------------------------------------------------------
    Net expenses                                                4,235,159      3,734,646      7,889,600
-------------------------------------------------------------------------------------------------------
Net investment income                                          16,142,998     13,880,043     32,914,473
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES
Net realized gain (loss) from investment securities            (8,156,637)    (7,362,795)   (27,037,801)
-------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                         6,328,795      5,463,697    (17,820,871)
-------------------------------------------------------------------------------------------------------
    Net gain (loss) on investment securities                   (1,827,842)    (1,899,098)   (44,858,672)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $14,315,156    $11,980,945   $(11,944,199)
=======================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS
                                                              SEVEN MONTHS      ENDED           YEAR           YEAR
                                                                 ENDED         JUNE 30,        ENDED          ENDED
                                                                JULY 31,         2000       DECEMBER 31,   DECEMBER 31,
                                                                  2000       (UNAUDITED)        1999           1998
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income                                       $16,142,998    $ 13,880,043   $32,914,473    $ 21,481,081
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (8,156,637)     (7,362,795)  (27,037,801)      6,570,449
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       6,328,795       5,463,697   (17,820,871)     (2,570,929)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                              14,315,156      11,980,945   (11,944,199)     25,480,601
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (8,371,950)     (7,157,816)  (16,289,770)    (12,395,672)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,448,874)     (5,600,030)  (13,961,515)     (7,690,274)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,172,877)     (1,010,558)   (2,201,216)     (1,395,135)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders in excess of net investment
  income:
  Class A                                                              --              --            --        (247,750)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                              --              --            --        (176,643)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                              --              --            --         (32,108)
-----------------------------------------------------------------------------------------------------------------------
Return of capital distributions
  Class A                                                              --              --      (133,023)             --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                              --              --      (129,047)             --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                              --              --       (21,986)             --
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                     (16,487,253)    (14,977,294)   14,339,321      76,269,628
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (51,077,582)    (49,325,820)   11,152,000     147,670,216
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,681,894)     (4,573,823)    4,431,396      35,531,445
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                     (73,925,274)    (70,664,396)  (14,758,039)    263,014,308
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                         506,799,475     506,799,475   521,557,514     258,543,206
-----------------------------------------------------------------------------------------------------------------------
  End of period                                              $432,874,201    $436,135,079  $506,799,475    $521,557,514
=======================================================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                              $481,727,062    $485,096,854  $553,973,791    $524,340,223
-----------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (19,532)         59,156       (52,483)        (42,488)
-----------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                (43,774,769)    (43,097,273)  (35,734,478)     (9,173,737)
-----------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (5,058,560)     (5,923,658)  (11,387,355)      6,433,516
-----------------------------------------------------------------------------------------------------------------------
                                                             $432,874,201    $436,135,079  $506,799,475    $521,557,514
=======================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                                                                                              SIX MONTHS
                                                                             SEVEN MONTHS        ENDED
                                                                                 ENDED         JUNE 30,
                                                                               JULY 31,          2000
                                                                                 2000         (UNAUDITED)
                                                                             -------------   -------------
CASH FLOWS FROM OPERATIONS:
  Interest and dividends                                                     $ 20,378,157    $  17,614,689
----------------------------------------------------------------------------------------------------------
  Expenses                                                                     (4,235,159)      (3,734,646)
----------------------------------------------------------------------------------------------------------
       Net investment income                                                   16,142,998       13,880,043
----------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH
  PROVIDED BY OPERATIONS:
  Purchases of securities*                                                   (273,733,038)    (248,629,355)
----------------------------------------------------------------------------------------------------------
  Proceeds from sales of securities and principal payments*                   332,923,342      315,039,272
----------------------------------------------------------------------------------------------------------
  Net proceeds from short term securities                                      68,247,951       72,300,217
----------------------------------------------------------------------------------------------------------
  Change in receivable for investments sold and principal
    payments                                                                   75,723,867       75,803,351
----------------------------------------------------------------------------------------------------------
  Change in receivable for fund shares sold                                       130,370       (5,055,741)
----------------------------------------------------------------------------------------------------------
  Change in receivable for dividends and interest                               3,054,939        3,402,731
----------------------------------------------------------------------------------------------------------
  Change in other assets                                                          (24,333)          41,688
----------------------------------------------------------------------------------------------------------
  Change in payables for investments purchased                                (76,453,125)     (76,453,125)
----------------------------------------------------------------------------------------------------------
  Change in payables for fund shares reacquired                                  (771,927)        (399,226)
----------------------------------------------------------------------------------------------------------
  Change in payables for dividends                                               (168,677)        (175,694)
----------------------------------------------------------------------------------------------------------
  Change in accrued expenses                                                     (320,022)        (248,531)
----------------------------------------------------------------------------------------------------------
  Amortization                                                                   (266,915)        (227,791)
----------------------------------------------------------------------------------------------------------
       Net cash provided by operations                                        144,485,430      149,277,839
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions paid to shareholders                                          (15,993,701)     (13,768,404)
----------------------------------------------------------------------------------------------------------
  Dividends reinvested                                                         11,316,186        9,750,914
----------------------------------------------------------------------------------------------------------
  Capital stock sold                                                          195,806,930      152,827,225
----------------------------------------------------------------------------------------------------------
  Capital stock reacquired                                                   (279,369,845)    (231,455,076)
----------------------------------------------------------------------------------------------------------
  Borrowings                                                                  (56,245,000)     (66,632,500)
----------------------------------------------------------------------------------------------------------
       Net cash provided by (used in) financing activities                   (144,485,430)    (149,277,841)
----------------------------------------------------------------------------------------------------------
       Net increase (decrease) in cash                                                 --               (2)
----------------------------------------------------------------------------------------------------------
Cash at beginning of period                                                            --                2
----------------------------------------------------------------------------------------------------------
Cash at end of period                                                        $         --    $          --
==========================================================================================================

* Other than short-term securities

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 1, 2000, the Fund was organized as a series portfolio of AIM Funds Group. At a meeting held on February 3, 2000, the Board of Trustees of AIM Funds Group approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on May 31, 2000. Pursuant to the Reorganization, the Fund's fiscal year-end was changed from December 31 to July 31. This report includes financial information for the period ended July 31, 2000 (seven months), the six months ended June 30, 2000 and the year ended December 31, 1999. Financial information for the six months ended June 30, 2000 is unaudited. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with varying prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2000, undistributed net investment income was decreased by $116,346 and undistributed net realized gains increased by $116,346 as a result of differing book/tax treatment of paydowns and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $43,320,823 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM was paid $63,465, $54,453 and $97,900, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AFS was paid $222,407, $192,781 and $398,305, respectively, for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the seven-month period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors 318,066, 1,118,113 and 202,776, respectively, as compensation under the Plans. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $270,752, $967,895 and $174,108, respectively, as compensation under the Plans. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $622,422, $2,414,889, and $411,484, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $103,411, $91,528 and $297,352 from sales of the Class A shares of the Fund during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors received $44,911, $42,361 and $171,470, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund paid legal fees of $2,666, $2,059 and $4,381, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trust's trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,009, $2,440 and $6,004 and $0, $0, and $772, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,009, $2,440 and $6,776, for the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the transaction. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
  The maximum amount outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, was $66,632,500, $66,632,500 and $68,903,125 while borrowings averaged
$25,000,845, $28,481,013 and $29,142,158, respectively, per day with a weighted average interest rate of 4.40%, 4.78% and 3.38%, respectively.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the seven months ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the seven-month period ended July 31, 2000 was $273,733,038 and $332,923,342, respectively, and during the six months ended June 30, 2000 was $248,629,355 and $315,039,272, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, is as follows:

                                                  JUNE 30,
                                    JULY 31,        2000
                                      2000       (UNAUDITED)
                                   -----------   -----------
Aggregate unrealized appreciation
  of investment securities         $ 1,440,331   $ 1,403,908
------------------------------------------------------------
Aggregate unrealized
  (depreciation) of investment
  securities                        (6,952,837)   (7,327,566)
------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investment
  securities                       $(5,512,506)  $(5,923,658)
------------------------------------------------------------
Cost of investments for tax purposes at July 31, 2000 is
$446,236,167. Investments have the same cost for tax and
financial statement purposes at June 30, 2000.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 were as follows:

                                                                     JUNE 30, 2000
                                     JULY 31, 2000                    (UNAUDITED)                  DECEMBER 31, 1999
                              ----------------------------    ----------------------------    ----------------------------
                                SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
                              -----------    -------------    -----------    -------------    -----------    -------------
Sold:
  Class A                      14,428,306    $ 126,418,351     10,440,474    $  91,401,026     43,994,368    $ 405,966,986
--------------------------------------------------------------------------------------------------------------------------
  Class B                       5,530,370       48,527,357      5,035,925       44,179,134     24,981,699      228,902,826
--------------------------------------------------------------------------------------------------------------------------
  Class C                       2,386,392       20,861,222      1,974,283       17,247,065      4,401,944       40,514,763
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                         744,846        6,516,394        638,528        5,583,990      1,422,251       12,951,091
--------------------------------------------------------------------------------------------------------------------------
  Class B                         457,487        4,009,997        397,860        3,485,865      1,015,685        9,277,928
--------------------------------------------------------------------------------------------------------------------------
  Class C                          90,390          789,795         77,992          681,059        193,191        1,758,352
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                     (17,067,415)    (149,421,998)   (12,802,588)    (111,962,310)   (43,911,017)    (404,578,756)
--------------------------------------------------------------------------------------------------------------------------
  Class B                     (11,813,222)    (103,614,936)   (11,060,206)     (96,990,819)   (24,856,772)    (227,028,754)
--------------------------------------------------------------------------------------------------------------------------
  Class C                      (3,013,546)     (26,332,911)    (2,576,810)     (22,501,947)    (4,134,353)     (37,841,719)
--------------------------------------------------------------------------------------------------------------------------
                               (8,256,392)   $ (72,246,729)    (7,874,542)   $ (68,876,937)     3,106,996    $  29,922,717
--------------------------------------------------------------------------------------------------------------------------


                                   DECEMBER 31, 1998
                              ----------------------------
                                SHARES          AMOUNT
                              -----------    -------------
Sold:
  Class A                      29,655,462    $ 283,586,927
----------------------------------------------------------
  Class B                      27,535,042      264,070,374
----------------------------------------------------------
  Class C                       6,742,689       63,813,508
----------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                       1,069,069       10,191,327
----------------------------------------------------------
  Class B                         568,105        5,430,298
----------------------------------------------------------
  Class C                         143,118        1,253,716
----------------------------------------------------------
Reacquired:
  Class A                     (22,783,533)    (217,508,626)
----------------------------------------------------------
  Class B                     (12,722,862)    (121,830,456)
----------------------------------------------------------
  Class C                      (3,103,831)     (29,535,779)
----------------------------------------------------------
                               27,103,259    $ 259,471,289
==========================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                     SEVEN MONTHS ENDED       JUNE 30,                     YEAR ENDED DECEMBER 31,
                                          JULY 31,              2000         ----------------------------------------------------
                                            2000            (UNAUDITED)        1999       1998       1997       1996       1995
                                     ------------------   ----------------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period                                  $   8.80            $   8.80       $   9.58   $   9.46   $   9.28   $   9.70   $   8.99
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                       0.34                0.29           0.60       0.62       0.63       0.63       0.69
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
  Net gains (losses) on securities
    (both realized and unrealized)           (0.03)              (0.03)         (0.78)      0.13       0.18      (0.42)      0.73
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
    Total from investment
      operations                              0.31                0.26          (0.18)      0.75       0.81       0.21       1.42
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment
    income                                   (0.34)              (0.29)         (0.60)     (0.63)     (0.61)     (0.59)     (0.67)
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
  Return of capital                             --                  --             --         --      (0.02)     (0.04)     (0.04)
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
    Total distributions                      (0.34)              (0.29)         (0.60)     (0.63)     (0.63)     (0.63)     (0.71)
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
Net asset value, end of period            $   8.77            $   8.77       $   8.80   $   9.58   $   9.46   $   9.28   $   9.70
===================================       ========            ========       ========   ========   ========   =======    ========
Total return(a)                               3.55%               2.99%         (1.87)%     8.17%      9.07%      2.35%     16.28%
===================================       ========            ========       ========   ========   ========   =======    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $221,636            $223,091       $238,957   $245,613   $167,427   $174,344   $176,318
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of expenses to average net
  assets (including interest
  expense)                                    1.25%(b)            1.29%(b)       1.08%      1.20%      1.11%      1.08%      1.19%
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of expenses to average net
  assets (excluding interest
  expense)                                    0.98%(b)            0.98%(b)       0.89%      0.96%      1.00%      1.00%      1.08%
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of net investment income to
  average net assets                          6.61%(b)            6.63%(b)       6.60%      6.43%      6.77%      6.76%      7.36%
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of interest expense to
  average net assets                          0.27%(b)            0.30%(b)       0.19%      0.24%      0.11%      0.08%      0.11%
===================================       ========            ========       ========   ========   ========   ========   ========
Portfolio turnover rate                         65%                 59%           141%       147%        99%       134%       140%
===================================       ========            ========       ========   ========   ========   ========    =======

(a)Does not deduct sales charges and is not annualized for periods less than one year.
(b)Ratios are annualized and based on average net assets of $218,614,108 and $217,792,119 for July 31, 2000 and June 30, 2000, respectively.

                                                                               CLASS B
                                     --------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                     SEVEN MONTHS ENDED       JUNE 30,                     YEAR ENDED DECEMBER 31,
                                          JULY 31,              2000         ----------------------------------------------------
                                            2000            (UNAUDITED)        1999       1998       1997       1996       1995
                                     ------------------   ----------------   --------   --------   --------   --------   --------
Net asset value, beginning of
  period                                  $   8.82            $   8.82       $   9.59   $   9.46   $   9.28   $   9.69   $   8.99
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                       0.30                0.26           0.53       0.55       0.56       0.55       0.63
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
  Net gains (losses) on securities
    (both realized and unrealized)           (0.04)              (0.04)         (0.77)      0.13       0.17      (0.41)      0.70
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
    Total from investment
      operations                              0.26                0.22          (0.24)      0.68       0.73       0.14       1.33
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment
    income                                   (0.29)              (0.25)         (0.53)     (0.55)     (0.53)     (0.51)     (0.59)
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
  Return of capital                             --                  --             --         --      (0.02)     (0.04)     (0.04)
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
    Total distributions                      (0.29)              (0.25)         (0.53)     (0.55)     (0.55)     (0.55)     (0.63)
-----------------------------------       --------            --------       --------   --------   --------   --------   --------
Net asset value, end of period            $   8.79            $   8.79       $   8.82   $   9.59   $   9.46   $   9.28   $   9.69
===================================       ========            ========       ========   ========   ========   ========   ========
Total return(a)                               3.05%               2.56%         (2.56)%     7.40%      8.16%      1.61%     15.22%
===================================       ========            ========       ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $177,032            $178,739       $228,832   $237,919   $ 89,265   $ 79,443   $ 61,300
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of expenses to average net
  assets (including interest
  expense)                                    2.01%(b)            2.05%(b)       1.85%      1.96%      1.87%      1.84%      1.97%
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of expenses to average net
  assets (excluding interest
  expense)                                    1.74%(b)            1.75%(b)       1.66%      1.72%      1.76%      1.76%      1.86%
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of net investment income to
  average net assets                          5.85%(b)            5.87%(b)       5.83%      5.68%      6.01%      6.00%      6.58%
===================================       ========            ========       ========   ========   ========   ========   ========
Ratio of interest expense to
  average net assets                          0.27%(b)            0.30%(b)       0.19%      0.24%      0.11%      0.08%      0.11%
===================================       ========            ========       ========   ========   ========   ========   ========
Portfolio turnover rate                         65%                 59%           141%       147%        99%       134%       140%
===================================       ========            ========       ========   ========   ========   ========   ========

(a)Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)Ratios are annualized and based on average net assets of $192,126,552 and $194,642,705 for July 31, 2000 and June 30, 2000, respectively.

                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                           SIX MONTHS ENDED      YEAR ENDED         (DATE SALES
                                                      SEVEN MONTHS ENDED       JUNE 30,         DECEMBER 31,        COMMENCED)
                                                           JULY 31,              2000         -----------------   TO DECEMBER 31,
                                                             2000            (UNAUDITED)       1999      1998          1997
                                                      ------------------   ----------------   -------   -------   ---------------
Net asset value, beginning of period                       $  8.79             $  8.79        $  9.56   $  9.44      $   9.33
----------------------------------------------------       -------             -------        -------   -------      --------
Income from investment operations:
  Net investment income                                       0.30                0.25           0.53      0.56          0.24
----------------------------------------------------       -------             -------        -------   -------      --------
  Net gains (losses) on securities (both realized
    and unrealized)                                          (0.03)              (0.03)         (0.77)     0.11          0.10
----------------------------------------------------       -------             -------        -------   -------      --------
    Total from investment operations                          0.27                0.22          (0.24)     0.67          0.34
----------------------------------------------------       -------             -------        -------   -------      --------
Less distributions:
  Dividends from net investment income                       (0.29)              (0.25)         (0.53)    (0.55)        (0.22)
----------------------------------------------------       -------             -------        -------   -------      --------
  Return of capital                                             --                  --             --        --         (0.01)
----------------------------------------------------       -------             -------        -------   -------      --------
    Total distributions                                      (0.29)              (0.25)         (0.53)    (0.55)        (0.23)
----------------------------------------------------       -------             -------        -------   -------      --------
Net asset value, end of period                             $  8.77             $  8.76        $  8.79   $  9.56      $   9.44
====================================================       =======             =======        =======   =======      ========
Total return(a)                                               3.18%               2.57%         (2.57)%    7.31%         3.64%
====================================================       =======             =======        =======   =======      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $34,206             $34,305        $39,011   $38,026      $  1,851
====================================================       =======             =======        =======   =======      ========
Ratio of expenses to average net assets (including
  interest expense)                                           2.01%(b)            2.05%(b)       1.85%     1.96%         1.87%(c)
====================================================       =======             =======        =======   =======      ========
Ratio of expenses to average net assets (excluding
  interest expense)                                           1.74%(b)            1.75%(b)       1.66%     1.72%         1.76%(c)
====================================================       =======             =======        =======   =======      ========
Ratio of net investment income to average net assets          5.85%(b)            5.87%(b)       5.83%     5.68%         6.01%(c)
====================================================       =======             =======        =======   =======      ========
Ratio of interest expense to average net assets               0.27%(b)            0.30%(b)       0.19%     0.24%         0.11%(c)
====================================================       =======             =======        =======   =======      ========
Portfolio turnover rate                                         65%                 59%           141%      147%           99%
====================================================       =======             =======        =======   =======      ========

(a)Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)Ratios are annualized and based on average net assets of $34,843,129 and $35,012,892 for July 31, 2000 and June 30, 2000, respectively.
(c)Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM Intermediate Government Fund:

We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2000, and the related statement of operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statement of cash flows for the seven months ended July 31, 2000, the statement of changes in net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999 and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of July 31, 2000, the results of its operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statement of cash flows for the seven months ended July 31, 2000, the changes in its net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999 and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the five-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

September 1, 2000
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Intermediate Government Fund, a portfolio of AIM Funds Group, a Delaware business trust (the "Trust"), reorganized as AIM Intermediate Government Fund a new series portfolio of AIM Investment Securities Fund, was held on May 3, 2000. The meeting was held for the following purposes:

(1) To elect Trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) Adjournment of approval of an Agreement and Plan of Reorganization which provided for the reorganization of the Fund into a new series portfolio of AIM Investment Securities Funds having the same investment objective and policies.

(3) To approve a new Master Investment Advisory Agreement for AIM Intermediate Government Fund (the "Fund").

(4) To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

        TRUSTEES/MATTER                                                 VOTES FOR                  WITHHELD
        ---------------                                               -------------               -----------
(1)     Charles T. Bauer............................................  1,514,464,534               46,493,668
        Bruce L. Crockett...........................................  1,516,486,806               44,471,396
        Owen Daly II ...............................................  1,515,115,325               45,842,877
        Edward K. Dunn, Jr. ........................................  1,516,300,879               44,657,323
        Jack M. Fields..............................................  1,516,328,985               44,629,217
        Carl Frischling.............................................  1,515,733,560               45,224,642
        Robert H. Graham............................................  1,516,470,809               44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756               45,374,446
        Lewis F. Pennock............................................  1,516,458,889               44,499,313
        Louis S. Sklar..............................................  1,516,220,167               44,738,035

                                                                                        VOTES      WITHHELD/
                                                                        VOTES FOR      AGAINST    ABSTENTIONS
                                                                      -------------   ---------   -----------
(2)     Adjournment of approval of an Agreement and Plan of
        Reorganization which provided for the reorganization of the
        Fund into a new series portfolio of AIM Investment
        Securities Funds having the same investment objective and
        policies....................................................     22,303,038     373,877    6,749,988*
(3)     Approval of a new Investment Advisory Agreement.............     22,257,078     407,655    6,762,170*
(4)(a)  Change to Fundamental Restriction on Issuer
        Diversification.............................................     21,891,845     587,117    6,947,941*
(4)(b)  Change to Fundamental Restriction on Borrowing Money and
        Issuing Senior Securities...................................     21,781,787     750,426    6,894,690*
(4)(c)  Change to or Addition of Fundamental Restriction on
        Underwriting Securities.....................................     21,838,942     662,822    6,925,139*
(4)(d)  Change to or Addition of Fundamental Restriction on Industry
        Concentration...............................................     21,886,325     601,440    6,939,138*
(4)(e)  Change to Fundamental Restriction on Purchasing or Selling
        Real Estate.................................................     21,773,746     753,053    6,900,104*
(4)(f)  Change to Fundamental Restriction on Purchasing or Selling
        Commodities and Elimination of Fundamental Restriction on
        Puts and Calls..............................................     21,570,972     859,513    6,996,418*
(4)(g)  Change to Fundamental Restriction on Making Loans...........     21,645,617     867,672    6,913,614*
(4)(h)  A new Fundamental Investment Restriction on Investing all of
        the Fund's assets in an Open-End Fund.......................     21,720,365     809,116    6,897,422*
(4)(i)  Elimination of Fundamental Restriction on Margin
        Transactions................................................     21,371,033   1,083,088    6,972,782
(4)(j)  Elimination of the Fundamental Restriction on Short Sales of
        Securities..................................................     21,556,097     918,029    6,952,777*
(5)     Approval of Changing the Investment Objective and Making it
        Non-Fundamental.............................................     21,638,338     728,662    7,059,903*
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................     27,793,214     220,446    1,413,243

    The Special Meeting of Shareholders of the Trust was reconvened on May 31, 2000. The following matters were then considered:

                                                                                        VOTES      WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST    ABSTENTIONS
        ------                                                        -------------   ---------   -----------
(2)     Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of the Fund into a new
        series portfolio of AIM Investment Securities Funds having
        the same investment objective and policies..................     26,878,779     467,065    4,977,294

---------------

* Includes Broker Non-Votes

BOARD OF TRUSTEES                             OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                           11 Greenway Plaza
Director and Chairman                         Chairman                                   Suite 100
A I M Management Group Inc.                                                              Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                           A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary        11 Greenway Plaza
Chief Executive Officer                                                                  Suite 100
COMSAT Corporation                            Gary T. Crum                               Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                             TRANSFER AGENT
Formerly, Director                            Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer               A I M Fund Services, Inc.
                                                                                         P.O. Box 4739
Edward K. Dunn Jr.                            Melville B. Cox                            Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman, President                                                        CUSTODIAN
and Chief Operating Officer,                  Karen Dunn Kelley
Mercantile-Safe Deposit & Trust Co.; and      Vice President                             State Street Bank and Trust Company
President, Mercantile Bankshares                                                         225 Franklin Street
                                              Mary J. Benson                             Boston, MA 02110
Jack Fields                                   Assistant Vice President and
Chief Executive Officer                       Assistant Treasurer                        COUNSEL TO THE FUND
Texana Global, Inc. and
Twenty First Century Group, Inc.;             Sheri Morris                               Ballard Spahr
Formerly Member                               Assistant Vice President and               Andrews & Ingersoll, LLP
of the U.S. House of Representatives          Assistant Treasurer                        1735 Market Street
                                                                                         Philadelphia, PA 19103
Carl Frischling                               Renee A. Friedli
Partner                                       Assistant Secretary                        COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                              P. Michelle Grace                          Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                              Assistant Secretary                        919 Third Avenue
Director, President and                                                                  New York, NY 10022
Chief Executive Officer                       Nancy L. Martin
A I M Management Group Inc.                   Assistant Secretary                        DISTRIBUTOR

Prema Mathai-Davis                            Ofelia M. Mayo                             A I M Distributors, Inc.
Formerly, Chief Executive Officer             Assistant Secretary                        11 Greenway Plaza
YWCA of the U.S.A.                                                                       Suite 100
                                              Lisa A. Moss                               Houston, TX 77046
Lewis F. Pennock                              Assistant Secretary
Attorney                                                                                 AUDITORS
                                              Kathleen J. Pflueger
Louis S. Sklar                                Assistant Secretary                        KPMG LLP
Executive Vice President,                                                                700 Louisiana
Development and Operations,                                                              Houston, TX 77002
Hines Interests
Limited Partnership



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2000, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 13.36% was derived from U.S. Treasury
Obligations.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc.
                                                                                          has provided leadership in the
       MORE AGGRESSIVE                         MORE AGGRESSIVE                            mutual fund industry since
                                                                                          1976 and managed approximately
AIM Small Cap Opportunities(1)          AIM Latin American Growth                         $176 billion in assets for
AIM Mid Cap Opportunities(2)            AIM Developing Markets                            more than 8 million
AIM Large Cap Opportunities(6)          AIM European Small Company                        shareholders, including
AIM Emerging Growth                     AIM Asian Growth                                  individual investors,
AIM Small Cap Growth(3)                 AIM Japan Growth                                  corporate clients and
AIM Aggressive Growth                   AIM International Emerging Growth                 financial institutions, as of
AIM Mid Cap Growth                      AIM European Development                          June 30, 2000.
AIM Small Cap Equity                    AIM Euroland Growth                                   The AIM Family of
AIM Capital Development                 AIM Global Aggressive Growth                      Funds--Registered Trademark--
AIM Constellation(4)                    AIM International Equity                          is distributed nationwide, and
AIM Dent Demographic Trends             AIM Advisor International Value                   AIM today is the
AIM Select Growth                       AIM Global Trends                                 eighth-largest mutual fund
AIM Large Cap Growth                    AIM Global Growth                                 complex in the United States
AIM Weingarten                                                                            in assets under management,
AIM Mid Cap Equity                             MORE CONSERVATIVE                          according to Strategic
AIM Value II                                                                              Insight, an independent
AIM Charter                                   SECTOR EQUITY FUNDS                         mutual fund monitor.
AIM Value                                                                                     AIM is a subsidiary of
AIM Blue Chip                                   MORE AGGRESSIVE                           AMVESCAP PLC, one of the
AIM Basic Value                                                                           world's largest independent
AIM Large Cap Basic Value               AIM New Technology                                financial services companies
AIM Balanced                            AIM Global Telecommunications and Technology      with $389 billion in assets
AIM Advisor Flex                        AIM Global Resources                              under management as of June 30,
                                        AIM Global Financial Services                     2000.
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                              MORE CONSERVATIVE


                               FIXED-INCOME FUNDS


  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2)AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3)AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4)AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6)AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.                                                GOV-AR-1